                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

          This Second Amendment to Loan and Security Agreement ("Amendment") dated as of this 27th of June, 1997, is entered into between Strouds, Inc. ("Borrower") and BankAmerica Business Credit, Inc. ("Lender") in reference to the following facts:

          A. Borrower previously entered into a Loan and Security Agreement with Lender dated as of January 13, 1997 ( as it may have been amended, supplemented or modified from time to time, the "Loan Agreement"). In addition, Borrower previously executed certain related documents, instruments and agreements in connection with the Loan Agreement (collectively, including the Loan Agreement, the "Loan Documents").

          B. Borrower has requested certain amendments to the Loan Agreement. Lender is willing to enter into such amendments on the terms and conditions set forth below.

          C. Capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Loan Documents.

          Now therefore, the parties hereto do hereby agree as follows:

          1. RECITALS. Recitals A through C above are incorporated herein by reference.

          2. AVAILABILITY. The definition of "Availability" in Section 1 of the Loan Agreement is hereby amended by deleting the first three lines of subparagraph (b) thereof prior to the proviso and substituting therefor the following:

          "(b)  Up to and including the following of the value of Eligible
Inventory:

                      PERIOD                               PERCENTAGE
          Date hereof through August 31, 1998                 65%
          September 1, 1998 through March 31, 1999            60%
          April 1, 1999 through July 31, 1999                 65%
          August 1, 1999 and thereafter                       60%;"

          3. INTEREST. Section 3 of the Loan Agreement is hereby modified in the following respects:

          (a) Section 3.1(i) is hereby amended by changing the Reference Rate Margin from three-eighths of one percent (0.375%) to one and one eighth percent (1.125%).

          (b) Section 3.1(ii) is hereby amended by changing the "LIBOR Margin" from two and one-quarter percent (2.25%) to three and one-quarter percent (3.25%).

          Beginning June 1, 1998, based on the immediately prior fiscal quarter, the modified Reference Rate Margin and the LIBOR Margin shall be reduced by twenty five basis points per fiscal quarter provided that (i) no Default or Event of Default has occurred and is continuing and (ii) Borrower's Adjusted Net Income (Loss) for the immediately prior fiscal quarter is at least twenty-five percent less than the permitted Adjusted Net Income (Loss) as set forth in Section 10.20 of the Loan Agreement and as modified below.
The continuance of the reduced Reference Rate Margin or the LIBOR Margin from that set forth in Section 4(a) and (b) above is conditioned on no Default or Event of Default occurring and Borrower maintaining at least a twenty-five percent or more reduction of the permitted Adjusted Net Income (Loss) on a cumulative basis. Without limiting the foregoing, the Reference Rate Margin and the LIBOR Margin shall be decreased to 0.375% and 2.25% respectively if
(a) no Default or Event of Default has occurred and is continuing and (b) Borrower achieves an Adjusted Net Income (Loss) for the Fiscal Year ending March 1, 1999 of not more than ($1,500,000.00). All of the above interest rate reductions are subject to the following additional terms and conditions:

          (i) Borrower has qualified and continues to qualify for monthly inventory reporting as set forth in Section 7.8 of the Loan Agreement;

          (ii) In no event shall the Reference Rate Margin be less than 0.375% or the LIBOR Margin be less than 2.25%; and

          (iii) All interest rate reductions shall be applied prospectively only.

          For purposes of this Section only, Adjusted Net Income (Loss) shall be determined before any provision for income taxes.

          4. COLLATERAL. Section 7.1 of the Loan Agreement is hereby amended by adding the following to the definition of Collateral: "all equipment, fixtures, leasehold improvements, goods, furniture and furnishings, now existing or hereafter arising and wherever located and all proceeds thereof."

          Section 7.1 is further amended by deleting the following from that
Section: "but excluding Borrower's equipment, fixtures and leasehold improvements" and substituting in lieu thereof the words "but excluding Borrower's equipment, fixtures and leasehold improvements at Store Number 64 (Reno, Nevada) and Store Number 67 (Old Orchard Mall, Chicago, Illinois) and all point-of-sale and related equipment leased by Borrower.

          5. REPORTING. The last sentence of Section 7.8 of the Loan Agreement is hereby deleted and the following is substituted therefor:

                 "Notwithstanding clause (a) above, if the Borrower's Availability at any time is less than $1,000,000 or if the Borrower's average Availability for any two consecutive thirty (30) day periods is less than $2,500,000, the Borrower shall thereafter provide the Lender with weekly inventory reports by category and location, accompanied by a reconciliation, and such weekly reporting shall continue until either the Lender otherwise agrees in writing or for so long as Borrower's average Availability is and continues to be $4,000,000 or more per month for three consecutive months."

          6. CONSULTANT. Borrower has agreed to retain the services of a turnaround consulting firm, chosen and paid for by Borrower, to assist Borrower's management until such time as the employment of the replacement chief executive officer of Borrower shall have commenced.

          7. CAPITAL EXPENDITURES. Section 10.19 of the Loan Agreement is hereby Amended by deleting the text thereof and substituting therefor the following:

                 "10.19 CAPITAL EXPENDITURES. Neither the Borrower nor any of its Subsidiaries shall make or incur any Capital Expenditures if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrower and its Subsidiaries in the 1997 Fiscal Year, would exceed $3,400,000.00. For the 1998 Fiscal Year and thereafter, Capital Expenditures by the Borrower and its Subsidiaries will be permitted up to the sum of Borrower's depreciation and amortization, not to exceed $5,000,000, as reflected in its year end audited Financial Statements for the respective Fiscal Year. Up to $500,000 of any unused amount of permitted Capital Expenditures in any Fiscal Year may be carried over to the subsequent Fiscal Year, but not thereafter.

          8. Section 10.20 of the Loan Agreement is hereby amended by deleting the text thereof and substituting therefore the following:

                 "10.20 ADJUSTED NET INCOME (LOSS). The Borrower will achieve, measured as of the end of each fiscal quarter on a Fiscal Year-to-date basis, Adjusted Net Income (Loss) of not less than (or loss not greater than) the following amounts during the following periods:

                      PERIOD                                 AMOUNT
     fiscal quarter ending May 31, 1997                  (3,649,000.00)
     fiscal quarter ending August 30, 1997               (4,625,000.00)
     fiscal quarter ending November 29, 1997             (5,610,000.00)
     fiscal quarter ending February 28, 1998             (4,534,000.00)
     fiscal quarter ending May 30, 1998                  (1,610,000.00)
     fiscal quarter ending August 29, 1998               (2,040,000.00)
     fiscal quarter ending November 28, 1998             (2,475,000.00)
     fiscal quarter ending February 27, 1999             (2,000,000.00)
     fiscal quarter ending May 29, 1999                    (805,000.00)
     fiscal quarter ending August 28, 1999               (1,020,000.00)
     fiscal quarter ending November 27, 1999             (1,238,000.00)
     fiscal quarter ending February 26, 2000             (1,000,000.00)

          9. ACCOMMODATION FEE. In addition to all other fees and charges, Borrower shall pay to Lender on the date hereof the amount of $50,000 representing the outstanding balance of the accommodation fee of $100,000.00 payable by Borrower.

          10. REAFFIRMATION. Except as modified by the terms herein, the Loan Agreement remains in full force and effect.

          11. ATTORNEY'S FEES. Borrower agrees to pay, on demand, all reasonable attorney's fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. Without limiting any other section of the Loan Agreement, Sections 15.5, 15.6 and 15.7 thereof are hereby incorporated herein and shall apply fully to this Amendment.

          12. COUNTERPART. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


                                      STROUDS, INC.



                                      By:  /s/Douglas C. Felderman
                                           ------------------------
                                      Its: Vice President, Finance



                                      BANKAMERICA BUSINESS CREDIT, INC.



                                      By:  /s/Randy Bowman
                                           ---------------
                                      Its: Vice President